   As filed with the Securities and Exchange Commission on September 17, 1997
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                         ----------------------------

                                   FORM S-11
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                      SECURITY CAPITAL GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)
                         ----------------------------

        Maryland                                  36-3692698
(State of Incorporation)                (I.R.S. Employer Identification Number)


                               125 Lincoln Avenue
                           Santa Fe, New Mexico 87501
                                 (505) 982-9292

  (Address, including zip code, and telephone number, including area code, of principal executive offices)

                                Jeffrey A. Klopf
                      Security Capital Group Incorporated
                               125 Lincoln Avenue
                           Santa Fe, New Mexico 87501
                                 (505) 982-9292
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

         Edward J. Schneidman
         Mayer, Brown & Platt                       Jeffrey Small
       190 South LaSalle Street                 Davis Polk & Wardwell
       Chicago, Illinois  60603                  450 Lexington Avenue
                                               New York, New York 10017

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-26037

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[_]

                        CALCULATION OF REGISTRATION FEE
================================================================================

                                                                  PROPOSED MAXIMUM     PROPOSED MAXIMUM     AMOUNT OF
          TITLE OF EACH CLASS OF                  AMOUNT           OFFERING PRICE          AGGREGATE       REGISTRATION
       SECURITIES TO BE REGISTERED          TO BE REGISTERED       PER SHARE(1)       OFFERING PRICE(1)       FEE
-----------------------------------------------------------------------------------------------------------------------
Class B Common Stock, par value $.01 per
 share....................................    834,710 shares             $28.00            $23,371.880.00     $7,082.39
-----------------------------------------------------------------------------------------------------------------------
Preferred Share Purchase Rights...........    834,710 shares             None              None               None
-----------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of determining the registration fee.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                EXPLANATORY NOTE

               This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-11, as amended (File No. 333-26037) filed by Security Capital Group Incorporated with the Securities and Exchange Commission (the "Commission") initially on April 29, 1997, which was declared effective by the Commission on September 17, 1997, is incorporated herein by reference.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-11 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Fe and State of New Mexico on the 17th day of September, 1997.

                                      SECURITY CAPITAL GROUP INCORPORATED


                                      By /s/ Jeffrey A. Klopf
                                       --------------------
                                             Jeffrey A. Klopf
                                             Senior Vice President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 17th day of September, 1997.


          SIGNATURE                             TITLE

/s/ William D. Sanders*                 Chairman, Director and Chief
--------------------------------------  Executive Officer (Principal
       William D. Sanders               Executive Officer)

/s/ Paul E. Szurek*                     Chief Financial Officer (Principal
--------------------------------------  Financial Officer)
       Paul E. Szurek

/s/ Jayson C. Cyr*                      Principal Accounting Officer
--------------------------------------
       Jayson C. Cyr

/s/ Samuel W. Bodman*                   Director
--------------------------------------
       Samuel W. Bodman

/s/ Hermann Buerger*                    Director
--------------------------------------
       Hermann Buerger

/s/ John P. Frazee, Jr.*                Director
--------------------------------------
       John P. Frazee, Jr.

/s/ Cyrus F. Freidheim, Jr.*            Director
--------------------------------------
       Cyrus F. Freidheim, Jr.

 /s/ H. Laurance Fuller*                Director
--------------------------------------
       H. Laurance Fuller

/s/ Ray L. Hunt*                        Director
--------------------------------------
       Ray L. Hunt

/s/ John T. Kelley III*                 Director
--------------------------------------
       John T. Kelley III

/s/ Peter S. Willmott*                  Director
--------------------------------------
       Peter S. Willmott

*By: /s/ Jeffrey A. Klopf
--------------------------------------
       Jeffrey A. Klopf
       Attorney-in-fact

                                 EXHIBIT INDEX


          5.1 Opinion of Mayer, Brown & Platt (including opinion of Ballard Spahr Andrews & Ingersoll in support thereof)

          8.1  Opinion of Mayer, Brown & Pratt

          15.1 Letter of Arthur Andersen LLP regarding unaudited interim financial information

          15.2 Letter of KPMG Peat Marwick LLP regarding unaudited interim financial information

          23.1 Consent of Mayer, Brown & Platt (included in the opinion filed as Exhibit 5.1)

          23.2 Consent of Ballard Spahr Andrews & Ingersoll (included in the opinion filed as Exhibit 5.1)

          23.3 Consent of Arthur Andersen LLP

          23.4 Consent of KPMG Peat Marwick LLP

          23.5 Consent of Price Waterhouse

          23.6 Consent of Ernst & Young LLP

          23.7 Consent of Ernst & Young LLP

          24.1 Power of Attorney (incorporated by reference to Exhibits 24.1 and
               24.2 to the Security Capital Group Incorporated Registration Statement on Form S-11 (Registration Statement No. 333-26037))